UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Palatin Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PALATIN TECHNOLOGIES, INC.
4C Cedar Brook Drive
Cranbury, New Jersey 08512

_____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

_____________________________

DATE	May 13, 2009
TIME	9:30 a.m., Eastern Time
PLACE	Palatin's offices, Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512
RECORD DATE	March 26, 2009
ITEMS OF BUSINESS	(1)	election of directors;
	(2)	ratification of appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2009;
	(3)	approval of an increase in common stock available for issuance under our 2005 Stock Plan; and
(4)	approval of an amendment to our restated certificate of incorporation which will effect a reverse stock split of our common stock, depending on a determination by our board of directors that the reverse stock split is in the best interests of the company and its stockholders; and

	(5)	any other matters properly brought before the meeting.
STOCKHOLDER LIST	A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for 10 days before the meeting, at our offices, Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512.

By order of the board of directors, STEPHEN T. WILLS, Secretary March 30, 2009

PALATIN TECHNOLOGIES, INC.

ANNUAL MEETING 2009

PROXY STATEMENT, PAGE 2

PRELIMINARY COPIES FILED PURSUANT TO RULE 14A-6(a)

PALATIN TECHNOLOGIES, INC.

4C Cedar Brook Drive
Cranbury, New Jersey 08512
(609) 495-2200

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2009

VOTING PROCEDURES AND SOLICITATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2009. The proxy statement and annual report to security holders are available at www.vfnotice.com/Palatin.

YOUR VOTE IS IMPORTANT

         Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save us the expense of following up with a second mailing. We are sending these proxy materials to stockholders beginning on or about March 30, 2009.

METHODS OF VOTING

         You may vote by telephone, by signing and returning the enclosed proxy card, or by voting in person at the meeting. To vote by telephone at any time up to 11:59 PM Eastern time the day before the meeting:

•	read the proxy statement,

•	call toll-free 1-800-776-9437 (1-800-PROXIES) or 1-718-921-8500 from foreign countries, using a touch-tone phone (24 hours/day, 7 days/week),

•	have your enclosed proxy card in hand, and

•	follow the voice instructions.

If you vote by telephone, please do not send in the proxy card. If you vote by telephone or send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you previously instructed, unless you inform the Secretary at the meeting that you wish to vote in person.

REVOKING OR CHANGING A PROXY

         You may revoke your proxy or change your vote by:

PROXY STATEMENT, PAGE 3

•	calling the telephone number listed above and following the voice instructions (you must have your proxy card in hand);

•	signing and returning another proxy card on a later date;

•	sending written notice of revocation or change to the Secretary at our offices, 4C Cedar Brook Drive, Cranbury, New Jersey 08512; or

•	informing the Secretary and voting in person at the meeting.

To be effective, a telephone revocation or change must be made by 11:59 PM Eastern time the day before the meeting, and a later-dated proxy or written revocation or change must arrive at our corporate offices before the start of the meeting.

PROXY SOLICITATION

         We are soliciting proxies on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers and employees may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,000 in the aggregate.

HOW PROXIES ARE VOTED

         The proxy holders are Carl Spana, Ph.D., our chief executive officer, president and a director, and Stephen T. Wills, our chief financial officer, executive vice president of operations, secretary and treasurer. The proxy holders will vote your shares according to your instructions on the proxy card or your telephone instructions. If a signed proxy card does not contain instructions, the proxy holders will vote the shares FOR the election of the director nominees listed on the card; FOR ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009; FOR the increase in common stock available for issuance under our 2005 Stock Plan; FOR the amendment of our restated certificate of incorporation to effect a reverse stock split; and in their discretion on any other business which may properly come before the meeting.

QUORUM AND VOTES REQUIRED

         A majority of the votes of outstanding shares of common stock and Series A preferred stock, represented at the meeting in person or by proxy, constitutes a quorum. Abstentions and broker non-votes will count towards the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Common stock and Series A preferred stock will vote together as one class on the items of business listed on the proxy card. The votes required are as follows:

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•	Item One: directors are elected by a plurality of votes cast, so the eight nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold their authority to vote in the manner provided on the proxy card or in the telephone instructions. Votes withheld and broker non-votes do not affect the plurality election of directors.

•	Item Two: ratifying the appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2009 requires a majority of the votes cast on that item. Abstentions and broker non-votes will count neither for nor against ratification.

•	Item Three: approval of the increase in common stock available for issuance under our 2005 Stock Plan requires a majority of the votes cast on that item. Abstentions and broker non-votes will count neither for nor against the proposal.

•	Item Four: approval of the amendment of our restated certificate of incorporation to effect a reverse stock split requires a majority of all stock entitled to vote at the meeting. Abstentions and broker non-votes will count against the proposal.

         If your shares are held in a stock brokerage account, the broker will vote your shares as you direct. If you do not provide instructions to your broker, your broker may vote your shares for Item One (election of directors), Item Two (ratification of appointment of our independent registered public accounting firm) and Item Four (amendment of our restated certificate of incorporation to effect a reverse stock split), but may not vote your shares for or against Item Three (increase in common stock available under our 2005 Stock Plan) unless you provide instructions to your broker.

IS VOTING CONFIDENTIAL?

         We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer & Trust Company, LLC ("American Stock"), examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

         Holders of common stock and of Series A preferred stock at the close of business on the record date of March 26, 2009 are entitled to vote at the meeting.

•	Common stock: 86,662,901 shares outstanding, one vote per share

•	Series A preferred stock: 4,997 shares outstanding with approximately 39.84 votes per share, a total of 199,080 votes

There are no rights of appraisal or similar rights of dissenters with respect to the items of business at this meeting.

PROXY STATEMENT, PAGE 5

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

         In December 2000, the Securities and Exchange Commission ("SEC") adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

         If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock, by calling their toll free number, 1-800-776-9437.

         If you do not wish to participate in "householding" and would like to receive your own set of Palatin's annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Palatin's stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your Palatin shares are registered in your own name, please contact our transfer agent, American Stock, and inform them of your request by calling them at 1-800-776-9437 or writing them at 59 Maiden Lane, Plaza Level, New York, NY 10038.

•	If a broker or other nominee holds your Palatin shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

PROXY STATEMENT, PAGE 6

ITEM ONE: ELECTION OF DIRECTORS

         Our Nominating and Corporate Governance Committee has nominated the eight persons listed below to serve as directors. A stockholder who wishes to suggest a nominee to the Nominating and Corporate Governance Committee may do so in the manner and within the time frame explained under "Nomination of Directors" below. We recommend voting FOR these eight nominees. At the meeting, the eight nominees who receive the most votes will be elected as directors to serve until the next annual meeting, or until their successors are elected and qualified. Each of the nominees is currently a director and was elected at our last annual stockholders' meeting on December 7, 2007. If any of the nominees should become unavailable to serve on the board, the proxy holders will vote your shares for a board-approved substitute, or the board may reduce the number of directors.

THE NOMINEES

Name	Age	Position with Palatin
Carl Spana, Ph.D	46	Chief executive officer, president and a director
John K.A. Prendergast, Ph.D	55	Director, chairman of the board of directors
Perry B. Molinoff, M.D	68	Director
Robert K. deVeer, Jr. (1) (2) (3)	62	Director
Zola P. Horovitz, Ph.D. (1) (2) (3)	74	Director
Robert I. Taber, Ph.D. (1) (2)	72	Director
Errol De Souza, Ph.D. (2) (3)	55	Director
J. Stanley Hull _______________________	56	Director
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

         CARL SPANA, Ph.D., co-founder of Palatin, has been our chief executive officer and president since June 14, 2000. He has been a director of Palatin since June 1996 and has been a director of our wholly-owned subsidiary, RhoMed Incorporated, since July 1995. From June 1996 through June 14, 2000, Dr. Spana served as an executive vice president and our chief technical officer. From June 1993 to June 1996, Dr. Spana was vice president of Paramount Capital Investments, LLC, a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd., a medical venture capital firm. Through his work at Paramount Capital Investments and The Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly-held pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana is a director of AVAX Technologies, Inc., a publicly-held life science company. Dr. Spana received his Ph.D. in molecular biology from The Johns Hopkins University and his B.S. in biochemistry from Rutgers University.

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         JOHN K.A. PRENDERGAST, Ph.D., co-founder of Palatin, has been chairman of the board since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. He is a member of the board of the following publicly-held life science companies: Avigen, Inc., AVAX Technologies, Inc. and MediciNova, Inc. He is currently the chairman of AVAX Technologies, Inc. and executive chairman of the board of directors of Antyra, Inc., a privately-held biopharmaceutical firm. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

         PERRY B. MOLINOFF, M.D. has been a director since November 2001. He served as our executive vice president for research and development from September 2001 until November 3, 2003, when he resigned to accept a position as Vice Provost for Research at the University of Pennsylvania. He is also a director of Cypress Bioscience, Inc., a publicly-held life science company. Dr. Molinoff has more than 30 years of experience in both the industrial and educational sectors. From 1981 to 1994, he was a professor of pharmacology and chairman of the Department of Pharmacology at the University of Pennsylvania School of Medicine in Philadelphia. From January 1995 until March 2001, he was vice president of neuroscience and genitourinary drug discovery for the Bristol-Myers Squibb Pharmaceutical Research Institute, where he was responsible for directing and implementing the Institute's research efforts. Dr. Molinoff earned his medical degree from Harvard Medical School.

         ROBERT K. deVEER, Jr. has been a director since November 1998. Since January 1997, Mr. deVeer has been the president of deVeer Capital LLC, a private investment company. He is also a director of Solutia Inc., a publicly-held chemical-based materials company. From 1995 until his retirement in 1996, Mr. deVeer served as Managing Director, Head of Industrial Group, at New York-based Lehman Brothers. From 1973 to 1995, he held increasingly responsible positions at New York-based CS First Boston, including Head of Project Finance, Head of Industrials and Head of Natural Resources. He was a managing director, member of the investment banking committee and a trustee of the First Boston Foundation. He received a B.A. in economics from Yale University and an M.B.A. in finance from Stanford Graduate School of Business.

         ZOLA P. HOROVITZ, Ph.D. has been a director since February 2001. Before he retired from Bristol-Myers Squibb in 1994, Dr. Horovitz spent 34 years in various positions, including associate director of the Squibb Institute for Medical Research, vice president of development, vice president, scientific liaison, vice president of licensing, and vice president of business development and planning for the pharmaceutical division of Bristol-Myers Squibb. He held advisory positions at the University of Pittsburgh, Rutgers College of Pharmacy and Princeton University. He is also currently a director of the following publicly-held life science companies: Genaera Corporation, BioCryst Pharmaceuticals, Inc., Avigen, Inc., DOV Pharmaceutical, Inc., NitroMed, Inc. and GenVec, Inc. Dr. Horovitz earned his Ph.D. in pharmacology from the University of Pittsburgh.

PROXY STATEMENT, PAGE 8

         ROBERT I. TABER, Ph.D. has been a director since May 2001. Dr. Taber began his career in the pharmaceutical industry in 1962, holding a succession of positions within Schering Corporation's biological research group before leaving in 1982 as director of biological research. He has also held a number of increasingly important positions with DuPont Pharmaceuticals and the DuPont Merck Pharmaceutical Company, including director of pharmaceutical research, director of pharmaceutical and biotechnology research, vice president of pharmaceutical research and vice president of extramural research and development. From 1994 to 1998, Dr. Taber held the position of senior vice president of research and development at Synaptic Pharmaceuticals Corporation before founding Message Pharmaceuticals, Inc. in 1998, serving as president and chief executive officer until 2000. Dr. Taber earned his Ph.D. in pharmacology from the Medical College of Virginia.

         ERROL DE SOUZA, Ph.D. has been a director since April 2003. Dr. De Souza has nearly two decades of experience in the field of drug discovery and development. From April 2003 to January 2009, Dr. De Souza was president and chief executive officer of Archemix Corporation, a biopharmaceutical company focused on aptamer therapeutics. From September 2002 to March 2003, he was president and chief executive officer and a director of Synaptic Pharmaceuticals. As a result of a merger effective March 2003, Synaptic Pharmaceuticals became a wholly-owned subsidiary of H. Lundbeck A/S, an international pharmaceutical company. Prior to that, Dr. De Souza held senior management positions with Aventis, and its predecessor company Hoechst Marion Roussel Pharmaceuticals, and was co-founder of Neurocrine Biosciences, Inc. He is currently a director of Archemix Corporation, IDEXX Laboratories, Inc. and Targacept, Inc., publicly-held life sciences companies, and Bionomics Limited, an Australian life science company publicly traded on the Australian Stock Exchange. Dr. De Souza received his B.A. (Honors) in physiology and his Ph.D. in neuroendocrinology from the University of Toronto and he received his postdoctoral fellowship in neuroscience from The Johns Hopkins University School of Medicine.

         J. STANLEY HULL has been a director since September 2005. Mr. Hull has over three decades of experience in the field of sales and marketing. Mr. Hull joined GlaxoSmithKline, a research-based pharmaceutical company, in October 1987 and is currently Senior Vice President, Pharmaceuticals. Prior to his current position, he served in the R&D organization of GlaxoSmithKline as Vice President and Worldwide Director of Therapeutic Development and Product Strategy-Neurology and Psychiatry. Prior to that, he was Vice President of Marketing - Infectious Diseases and Gastroenterology for Glaxo Wellcome Inc. Mr. Hull started his career in the pharmaceutical industry with SmithKline and French Laboratories in 1978. Mr. Hull received his B.S. in business administration from the University of North Carolina at Greensboro.

RECOMMENDATION OF THE BOARD

         The board recommends a vote FOR the election of the eight nominees listed above.

[END OF ITEM 1]

PROXY STATEMENT, PAGE 9

ITEM TWO: RATIFICATION OF APPOINTMENT OF KPMG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We recommend voting FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009. KPMG served as our independent registered public accounting firm for the fiscal year ended June 30, 2008. We expect that a representative of KPMG will attend the annual meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

         Audit Fees. For the fiscal year ended June 30, 2008, KPMG billed us a total of $233,000 for professional services rendered for the audit of our annual consolidated financial statements, review of our consolidated financial statements in our Forms 10-Q and services provided in connection with regulatory filings. For the fiscal year ended June 30, 2007, the total billed for the same services and the audit of our internal control over financial reporting was $367,000.

         Audit-Related Fees. For the fiscal years ended June 30, 2008 and 2007, KPMG did not perform or bill us for any audit-related services.

         Tax Fees. For the fiscal year ended June 30, 2008, we anticipate that KPMG will bill us a total of $15,500 for professional services rendered for tax compliance, tax advice and tax planning. For the fiscal year ended June 30, 2007, KPMG billed us $15,000 for professional services rendered for tax compliance, tax advice and tax planning.

         All Other Fees. KPMG did not perform or bill us for any services other than those described above for the fiscal years ended June 30, 2008 and 2007.

         Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors. Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

         Before engaging the independent registered public accounting firm for the next year's audit, management will submit to the Audit Committee for approval an estimate of fees for services expected to be rendered during that year in each of four categories:

1. Audit services, including work that generally only our independent registered public accounting firm can reasonably be expected to provide, such as services provided in connection with regulatory filings, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards;

2. Audit-related services, including assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements;

3. Tax services, including services performed by our independent registered public accounting firm's tax personnel except those services specifically related to the audit of the consolidated financial statements, including fees in the areas of tax compliance, tax planning and tax advice; and

PROXY STATEMENT, PAGE 10

4. All other services not described in the preceding categories. We generally do not request other services from our independent registered public accounting firm.

The Audit Committee pre-approves fees for each category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

         The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         In the event the stockholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE Amex (the "Exchange"), formerly known as the American Stock Exchange, has furnished the following report:

         The Audit Committee assists the Board in overseeing and monitoring the integrity of its financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP.

         The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2008 with Palatin's management and has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received from KPMG LLP the written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee, and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

         Based on these reviews and discussions, we recommended to the board of directors that the audited consolidated financial statements be included in Palatin's annual report on Form 10-K for the fiscal year ended June 30, 2008.

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THE AUDIT COMMITTEE

Robert K. deVeer, Jr., Chairman

Zola P. Horovitz, Ph.D.

Robert I. Taber, Ph.D.

RECOMMENDATION OF THE BOARD

         The board recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

[END OF ITEM 2]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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ITEM THREE: APPROVAL OF AN INCREASE IN COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER OUR 2005 STOCK PLAN

INCREASE IN PLAN SHARES

         The board of directors has authorized an increase in the number of shares of common stock available for issuance under the 2005 Stock Plan from 10,000,000 shares to 15,000,000 shares. Approval by our stockholders of the plan increase is required by the listing rules of the Exchange, for favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code") and for continued eligibility to receive a federal income tax deduction for certain compensation paid under the plan by complying with Rule 162(m) of the Code. As of March 30, 2009, options to purchase 5,856,421 shares are outstanding under the plan and 1,725,000 shares are issuable on vesting of outstanding restricted stock units. Options to purchase 27,056 shares have been exercised under the plan, and 1,458,732 shares have been issued to non-executive employees upon the vesting of restricted stock units. The number of shares issued or potentially issuable under all options and stock awards is 9,067,209, which leaves only 932,791 shares available for future grants of awards under the plan. The board believes that it will not be able to continue carrying out the purposes of the plan unless additional stock becomes available for issuance under the plan.

         The following is a brief summary of the plan. This summary is qualified in its entirety by reference to the text of the plan, a copy of which is attached as Appendix A to this proxy statement.

THE 2005 STOCK PLAN

         Purposes of the plan. The plan is intended to use ownership of our common stock to attract potential employees, directors and consultants and to induce them to work for the benefit of Palatin, and to provide additional incentive for employees, directors and consultants to promote the success of Palatin.

         Administration of the plan. The plan administrator is the Compensation Committee.

         Participants. Participation in the plan is limited to those employees, non-employee directors and consultants of Palatin or its subsidiaries to whom the administrator grants any form of stock rights under the plan. We currently have 44 employees, including three executive officers, and seven non-employee directors who are eligible to participate. The plan provides that no participant may receive awards for more than 500,000 shares of common stock in any fiscal year.

         Forms of stock rights. The plan contains specific provisions for stock options, stock grants and other stock-based awards such as stock units, stock appreciation rights and phantom stock awards. Those provisions are explained below. We have not previously used any form of equity compensation other than stock options and restricted stock units, but we will use other types of equity grants set forth in the plan if the administrator determines that they would be more effective in carrying out the purposes of the plan.

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         Amendment of the plan and agreements. The stockholders may amend the plan. The administrator of the plan may also amend it at any time, however, some amendments may require stockholder approval, depending on laws, regulations and stock exchange rules in effect at the time of the amendment. The rules of the Exchange require stockholder approval for a material amendment to the plan, including any material increase in the number of shares to be issued under the plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction). If the Exchange amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments of equity compensation plans, then stockholder approval is required to materially increases the number of shares to be issued under the plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); materially increases the benefits to participants, including permitting a repricing (or decrease in exercise price) of outstanding options, reducing the price at which awards may be offered, or extending the duration of the plan; materially expands the class of participants eligible to participate in the plan; or expand the types of awards provided under the plan.

         No amendment of the plan may, without the participant's consent, adversely affect agreements with participants under the plan which are executed before the amendment. The administrator may, with the participant's consent, amend outstanding agreements for stock rights under the plan.

         Termination of the plan. The plan will terminate on March 10, 2015. The stockholders or the board may terminate the plan earlier, but earlier termination will not affect any agreements with participants under the plan which are executed before the termination.

         Dissolution or liquidation. All outstanding stock rights will terminate upon Palatin's dissolution or liquidation, but the participant or the participant's survivors will have the right to exercise the vested portion of outstanding options or to accept other stock rights immediately before the dissolution or liquidation.

         Shares subject to the plan. The plan had an initial pool of 5,000,000 shares of our common stock available for grants. In 2007, the stockholders approved an increase of the shares available to 10,000,000. In the event of any change in our capital structure which affects our common stock, such as a stock split, stock dividend, recapitalization or business combination, the administrator will adjust the number of shares available to reflect the change (see Adjustments below). Every grant of stock-based rights, or the issuance of shares to a participant, will reduce the pool of shares available under the plan by the number of shares subject to the grant or actually issued. If any kind of grant or portion of a grant under the plan terminates for any reason without being exercised, the unissued shares subject to that grant will go back in to the pool and be available again for other grants. Also, if we buy back shares (at no more than the original issuance price) which we issued under a stock grant or any other stock-based award, then the shares which we buy back will go back in to the pool. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant.

         Adjustments. Unless otherwise provided under an individual stock right, the administrator (or the board of directors of a successor to Palatin) will adjust all stock rights to preserve their value in the event of stock dividends and stock splits, corporate transactions such as a merger, consolidation or sale of substantially all our assets, or a recapitalization or reorganization.

PROXY STATEMENT, PAGE 14

         Transfer of stock rights. Unless the administrator otherwise approves a transfer not for value, stock rights are not transferable except by will or the laws of descent and distribution, and are exercisable only by the participant during his or her lifetime.

STOCK OPTIONS UNDER THE PLAN

         Qualified and non-qualified options. The plan provides for the grant of options which are qualified "incentive stock options" under Section 422 of the Internal Revenue Code, and of non- qualified options, which do not meet the requirements of Section 422. Qualified options can be granted only to employees, while non-qualified options can be granted to employees, non- employee directors, and consultants. Although the principal difference between qualified and non-qualified options lies in the tax consequences to the option holder (see Tax Consequences below), the qualified options are also subject to several restrictions which the plan is designed to accommodate. Those restrictions are included in the following descriptions of plan features.

         Option prices. For non-qualified options, the exercise price per share must be at least the fair market value of common stock on the date of grant. For qualified options, the exercise price per share must be at least the fair market value of common stock on the date of grant, except that if the recipient owns more than 10% of the combined voting power of all classes of our capital stock before the grant, the exercise price per share must be at least 110% of the fair market value of our common stock on the date of grant. The "fair market value" of our common stock is the closing market price of our common stock on the stock exchange or in the over-the-counter market on the applicable date. The closing market price of our common stock on March 26, 2009 was $___ per share as reported by the Exchange. Recipients will pay us the exercise price for common stock purchasable under an option only if and when they choose to exercise the option.

         Option vesting and expiration. The administrator determines the vesting schedule and expiration date of each option. Vesting may be immediate or on a fixed schedule, or may be subject to the occurrence of certain conditions or the attainment of stated goals or events. An option may not be exercisable for more than ten years, except that if the recipient owns more than 10% of the combined voting power of all classes of our capital stock before the grant, the maximum term is five years from the date of grant. Although the plan itself expires on March 15, 2015, options granted before the plan expires will continue to be exercisable until the expiration date of each individual option. Options may be subject to early termination as described below.

         Early termination. Unless the administrator provides otherwise, if an option holder ceases to serve as an employee, non-employee director or consultant of Palatin or its affiliates, whether voluntarily or otherwise, that option holder's non-vested options will terminate immediately, and vested options will expire within the time designated in each holder's option agreement. For qualified options, the vested portion will expire no more than three months after termination of employment with Palatin or an affiliate. If the relationship terminated due to death or disability, the vested portion will expire one year after termination. If we terminate the relationship for "cause" (as defined below), then that holder's outstanding options will terminate immediately. For purposes of the plan, "cause" includes dishonesty, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach of any provision of any employment, consulting, advisory, non-disclosure, non-competition or similar agreement, and conduct substantially prejudicial to Palatin's business.

PROXY STATEMENT, PAGE 15

         Tax consequences. Options granted under the plan may be either tax-qualified employee incentive stock options, or non-qualified options.

•	In the case of qualified options, neither grant nor exercise results in compensation income to the employee. We recognize on our books a compensation expense for accounting purposes calculated in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" (SFAS 123R), but do not take an expense deduction on our tax return. If the employee holds the stock issued on exercise for a holding period of at least two years after the date of grant, or one year after the exercise (whichever is longer), then upon subsequent sale of the stock, the employee will recognize as capital gains income (not compensation income) the difference between the sale price and the exercise price. If the employee sells the stock before the prescribed holding period has passed (a "disqualifying disposition"), then the employee will recognize as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. That compensation income will be added to the basis of the option stock in determining the capital gain, if any, on the disqualifying disposition. Employees who receive qualified options must agree to notify us of any disqualifying disposition which allows us to take a compensation deduction on our tax return.

•	In the case of non-qualified options, the grant does not result in compensation income for the option holder. We recognize on our books a compensation expense for accounting purposes calculated in accordance with SFAS 123R, but do not take an expense deduction on our tax return. The exercise of a non-qualified option results in the option holder recognizing as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. We would have a compensation deduction at that time in the same amount on our tax return.

STOCK GRANTS UNDER THE PLAN

         Stock grant terms. The administrator may grant shares of stock directly to a participant. The terms of a stock grant may require the participant to pay a specified price for the stock, or may grant the stock without any purchase price. Vesting may be immediate or on a fixed schedule, or may be subject to the occurrence of certain events or the attainment of stated goals.

         Early termination. If a participant ceases to serve as an employee, non-employee director or consultant of Palatin or its affiliates, whether voluntarily or otherwise, any offered stock grants which the participant has not accepted will terminate immediately. For accepted stock grants of restricted stock, we will continue to be able to exercise our repurchase rights until the vesting lapses under the terms of the stock grant agreement. If we terminate the relationship for "cause" (as defined below), then we will immediately have the right to repurchase any stock issued under a stock grant, for the original purchase price. For purposes of the plan, "cause" includes dishonesty, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach of any provision of any employment, consulting, advisory, non-disclosure, non-competition or similar agreement, and conduct substantially prejudicial to Palatin's business.

PROXY STATEMENT, PAGE 16

         Tax consequences. With respect to stock grants under our plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the recipient must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the recipient will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

         With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the recipient must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A recipient may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the recipient subsequently forfeits such shares, the recipient would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The recipient must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. We recognize on our books for accounting purposes a compensation expense calculated in accordance with SFAS 123R on the grant date, but do not take an expense deduction on our tax return until the shares are no longer subject to a substantial risk of forfeiture.

RESTRICTED STOCK UNITS UNDER THE PLAN

         Restricted stock unit terms. The administrator may grant units for the issuance of common stock under restricted stock unit agreements, providing for vesting, and concurrent issuance, of shares of common stock upon the satisfaction of specified performance conditions or a specified vesting period.

         Early termination. If a participant ceases to serve as an employee, non-employee director or consultant of Palatin or its affiliates, whether voluntarily or otherwise, any restricted stock units which have not vested will terminate immediately.

         Tax consequences. Upon the grant of a restricted stock unit, the recipient does not recognize any income, and we recognize on our books for accounting purposes a compensation expense calculated in accordance with SFAS 123R, but do not take an expense deduction on our tax return. The issuance of stock upon vesting would result in income to the recipient and an expense deduction for us on our tax return.

AWARDS GRANTED TO MANAGEMENT, DIRECTORS AND EMPLOYEES

         The following table shows all outstanding options and restricted stock units as of March 26, 2009, whether currently exercisable or not, granted under the 2005 Stock Plan to our officers, directors and employees.

PROXY STATEMENT, PAGE 17

OUTSTANDING AWARDS TABLE - 2005 STOCK PLAN

Name and Position	Number of option shares	Number of restricted stock units
Carl Spana, Ph.D., chief executive officer, president and director	908,000	625,000
Stephen T. Wills, MST, CPA, executive vice president – operations and chief financial officer	723,000	550,000
Trevor Hallam, Ph.D., executive vice president – research and development	600,000	550,000
John K.A. Prendergast, Ph.D., director and chairman of the board	451,000	0
Perry B. Molinoff, M.D., director	230,000	0
Robert K. deVeer, Jr., director	230,000	0
Zola P. Horovitz, Ph.D., director	230,000	0
Robert I. Taber, Ph.D., director	230,000	0
Errol de Souza, Ph.D., director	230,000	0
J. Stanley Hull, director	246,667	0
THREE EXECUTIVE OFFICERS AS A GROUP:	2,231,000	1,725,000
SEVEN NON-EXECUTIVE DIRECTORS AS A GROUP:	1,847,667	0
NON-EXECUTIVE EMPLOYEES AS A GROUP:	1,639,260	0

INTEREST OF MANAGEMENT IN SHARE INCREASE

         The board has not granted or agreed to grant any options or awards under the plan to members of management, other than the amounts currently granted and shown above.

INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION.

         The following table sets forth the number of securities authorized for issuance under all of our equity compensation plans as of the end of the last fiscal year and as of February 28, 2009.

PROXY STATEMENT, PAGE 18

Equity Compensation Plan Information
As of June 30, 2008

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	8,657,277	$1.82	4,445,816

Equity compensation plans not approved by security holders	30,000	$3.41	0

Total	8,687,277	$1.82	4,445,816

Equity Compensation Plan Information
As of February 28, 2009

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	10,596,127	$1.39	932,791

Equity compensation plans not approved by security holders	30,000	$3.41	0

Total	10,626,127	$1.39	932,791

We have authorized the issuance of equity securities under the compensation plans described below, without the approval of stockholders.

•	Wistar Institute of Anatomy and Biology warrants, dated December 15, 2000 – provided common stock purchase warrants to a technology licensor to purchase 15,000 shares at $4.00 per share, with an expiration date of December 15, 2010.

PROXY STATEMENT, PAGE 19

•	Wistar Institute of Anatomy and Biology warrants, dated May 13, 2002 – provided common stock purchase warrants to a technology licensor to purchase 15,000 shares at $2.82 per share, with an expiration date of May 13, 2012.

As of February 28, 2009:

•	The weighted average remaining life of the outstanding options to purchase 8,871,127 shares of common stock was 6.7 years, and the weighted average exercise price was $1.66.

•	There were a total of 1,725,000 shares subject to outstanding restricted stock unit awards that remain subject to forfeiture.

•	There were 932,791 shares available for grant under our 2005 Stock Plan.

         There have been no grants of any options, warrants or rights under the 2005 Stock Plan or otherwise between February 28, 2009 and the date of this proxy statement, March 30, 2009.

RECOMMENDATION OF THE BOARD

         The board recommends a vote FOR the amendment to increase common stock available for issuance under our 2005 Stock Plan.

[END OF ITEM 3]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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ITEM FOUR: APPROVAL OF THE REVERSE SPLIT AMENDMENT

         Reverse split resolution and amendment. On March 10, 2009, the board of directors adopted a resolution which authorizes, subject to stockholder approval, an amendment to our restated certificate of incorporation to effect a reverse stock split of our common stock, but only if the board determines that the reverse split is in the best interests of Palatin and its stockholders. The amendment allows a single reverse split which will combine between two and fifteen shares of outstanding common stock into one share of new common stock (the "New Common stock") at any time after May 13, 2009 (the date of this annual meeting) and before May 13, 2010. If the board decides to proceed with the reverse split, the board will determine the exact reverse split ratio and the effective date. We will be able to file only one reverse split amendment and effect only one reverse split pursuant to this proposal.

         Text of the reverse split resolution and amendment. The complete text of the reverse split resolution and amendment is set forth as Appendix B to this proxy statement.

         Purpose and background of reverse split. A reverse split would decrease the number of shares of our common stock outstanding and issuable pursuant to options, warrants, restricted stock units and convertible preferred stock. We expect this to result in a higher market price for the New Common stock than for our current common stock. The board believes the reverse split is important for the two reasons described below: first, to keep our stock listed on a national stock exchange, and second, to facilitate raising capital through equity financings.

         Exchange listing requirements. On December 23, 2008, we received notice from the Exchange that because our common stock had been trading below $0.25 per share over the last seven months, the Exchange deemed it appropriate for us to effect a reverse stock split in accordance with Section 1003(f)(v) of the Exchange's Company Guide. Over the twelve months ended February 28, 2009, the trading price for our common stock has ranged from a high of $1.05 to a low of $0.06 per share. On March 26, 2009, the closing sales price was $___ per share. If we do not complete a reverse stock split within a reasonable amount of time, the Exchange may consider suspending dealings in our common stock or remove our common stock from the list. If our common stock ceases to be listed on the Exchange, this could result in reduced news media coverage of our activities and a lack of investment analyst interest in our common stock, which could then result in lower trading volume and a lower market price. We have filed a plan of action with the Exchange, which the Exchange has approved, indicating that we intend to seek stockholder approval for a reverse split.

         Raising capital. The reverse split would reduce the number of shares of our common stock outstanding without reducing the total number of authorized shares of common stock. As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, in equity financing transactions.

         No guarantee of success. We believe it is likely that the per share market price of our common stock will increase after a reverse split. However, we cannot guarantee that our common stock price will increase, and even if it does, we cannot guarantee that the price increase:

PROXY STATEMENT, PAGE 21

•	will be proportionate to the reverse split ratio;

•	will last in the marketplace for any length of time;

•	will be sufficient to meet the listing requirements of the Exchange; or

•	will be sufficient to facilitate raising capital.

         Criteria to be used in deciding to apply the reverse split. If the stockholders approve this Item Four, the board or a committee of the board will have the authority to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact ratio of the split, if any, the board or committee will consider a number of factors, including additional funding requirements, the amount of our authorized but unissued common stock, market conditions, existing and expected trading prices of our common stock and Exchange listing requirements. We anticipate that the reverse split, if the board or committee determines to proceed with the reverse split, will be implemented in conjunction with an equity financing or other transaction.

         Range of exchange ratios. The purpose of seeking stockholder approval of a range of exchange ratios from one-for-two to one-for-fifteen (rather than a fixed exchange ratio) is to provide us with the flexibility to achieve the desired results of the reverse split. If the stockholders approve this proposal, the board would implement the reverse split only upon the board's determination that the reverse split would be in the best interests of Palatin and its stockholders at that time.

         Effective date of reverse split. If the stockholders approve the amendment, and if the board then determines to proceed with the reverse split, it will become effective when we file the reverse split amendment with the Delaware Secretary of State. This could be on any date the board chooses after this annual meeting and before May 13, 2010. If the board determines not to proceed with the reverse split, the board may abandon the reverse split amendment pursuant to Section 242(c) of the Delaware General Corporation Law.

         No appraisal rights. Stockholders will not have dissenters' or appraisal rights under the Delaware General Corporation Law or under the restated certificate of incorporation, as amended, in connection with the proposed reverse stock split.

         Material effects of the reverse split. The following table shows the approximately numerical effect of the reverse split on shares of our common stock as of March 26, 2009, at the minimum split ratio of one-for-two and at the maximum split ratio of one-for-fifteen. The actual reverse split ratio could fall anywhere on or between those two endpoints.

		New Common stock
	Common stock outstanding	One-for-two split ratio	One-for-fifteen split ratio

Common stock outstanding	86,662,901	43,331,450	5,777,526

Shares of common stock issuable upon conversion of Series A Preferred Stock	199,080	99,541	13,372

PROXY STATEMENT, PAGE 22

		New Common stock
	Common stock outstanding	One-for-two split ratio	One-for-fifteen split ratio

Shares of common stock issuable upon exercise of outstanding options and warrants and the vesting of outstanding restricted stock units	15,002,462	7,501,231	1,000,164

Additional shares of common stock issuable under our 2005 Stock Plan if the stockholders approve Item Three above	5,000,000	2,500,000	333,333

         The number of shares of common stock issuable upon exercise, vesting or conversion of all outstanding options, warrants, restricted stock units and convertible preferred stock will automatically be reduced by a factor equal to the split ratio. The reverse stock split will also increase the exercise price of options and warrants by a factor of from two to fifteen, depending on the actual reverse split ratio. The reverse split would not affect any stockholder's proportionate equity interest in Palatin, except for the effect on certain stockholders receiving cash in lieu of fractional shares. The reverse stock split will not otherwise affect any rights of holders of our securities.

         The reverse split will have no effect on the number of our authorized shares of common stock or preferred stock or on the par value of the stock. The shares of New Common stock will be fully paid and non-assessable. The reverse split will not affect the voting and other rights of common or preferred stock. The reverse stock split will not result in any change in Palatin's business, management, assets, liabilities or net worth.

         The reverse stock split will result in some stockholders holding odd lots of the New Common stock (blocks of less than 100 shares). Because broker/dealers typically charge a higher commission to complete trades in odd lots of securities, the transaction costs may increase for those stockholders who will hold odd lots after the reverse stock split.

         No fractional shares. We will not issue any fractional shares that would result from the reverse split. Instead, we will pay the cash value of fractions of a share determined by the average closing price of the common stock for the five (5) trading days immediately preceding the effective date of the reverse split, multiplied by the fractional interest.

         Mechanics of the reverse split. Assuming the reverse stock split is approved by our stockholders, this is how it will work:

•	If your shares are held in "street name" - that is, through an account at a brokerage firm, bank, dealer, or other similar organization - the number of shares you hold will automatically be adjusted to reflect the reverse stock split.

•	If your shares are registered directly in your name with our transfer agent and your shares are held in book-entry form (i.e. your shares are not represented by a physical stock certificate), the number of shares you hold will automatically be adjusted to reflect the reverse stock split. You will be sent a transmittal letter by our transfer agent. You will need to return to our transfer agent a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record.

PROXY STATEMENT, PAGE 23

•	If your shares are registered directly in your name with our transfer agent and your shares are held in certificated form (i.e. your shares are represented by one or more physical stock certificates), you will receive a transmittal letter asking you to surrender your certificate(s) representing pre-split shares in exchange for a New Common stock certificate representing post-split shares. You will need to return to our transfer agent a properly completed and duly executed transmittal letter, together with your certificate(s) representing pre-split shares, in order to receive a New Common stock certificate and any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the reverse stock split.

         Whether your shares are held in street name or directly, we will not issue fractional shares of common stock to you as described above under the heading "No fractional shares". If your shares are held in street name, payment for the fractional shares will be deposited directly into your account with the organization holding your shares.

         Federal income tax consequences. The following is a summary of the material anticipated Federal income tax consequences of the reverse split to our stockholders. This summary is based on the Federal income tax laws as now in effect and as currently interpreted; it does not take into account possible changes in the tax laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary does not purport to address all aspects of the possible Federal income tax consequences of the reverse split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to stockholders in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers).

         The summary does not address any consequence of the reverse split under any state, local or foreign tax laws.

         We will not obtain a ruling from the Internal Revenue Service regarding the Federal income tax consequences to our stockholders as a result of the reverse split. Accordingly, WE ENCOURAGE EACH STOCKHOLDER TO CONSULT THEIR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE POTENTIAL REVERSE SPLIT, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

         The reverse split is intended to qualify as a "recapitalization" as described in Section 368(a)(1) of the Code. Consequently, neither we nor any stockholder will recognize any gain or loss. For exchanging stockholders, the aggregate basis of the shares of New Common stock received (excluding any fractional share for which cash is received) will be the same as the aggregate basis of common stock surrendered in the exchange. Similarly, the holding period for New Common stock received as a result of the reverse stock split will include the holding period of the shares of common stock surrendered in exchange thereof.

PROXY STATEMENT, PAGE 24

RECOMMENDATION OF THE BOARD

         The board recommends a vote FOR the Reverse Split Amendment. The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the Reverse Split Amendment.

[END OF ITEM 4]

PROXY STATEMENT, PAGE 25

CORPORATE GOVERNANCE

NOMINATION OF DIRECTORS

         The Nominating and Corporate Governance Committee conducts an annual director performance evaluation process and proposes nominees for election as directors. Nominees must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with our business, willing to devote the time and attention necessary to deepen and refine their understanding of Palatin and the issues we face, and must have an understanding of the demands and responsibilities of service on a public company board of directors. The committee considers individual merits, such as personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board and concern for the long-term interests of the stockholders. The committee also considers each candidate in relation to existing or other potential members of the board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced board.

         The committee will consider stockholder recommendations of nominees if they are accompanied by a comprehensive written resume of the recommended nominee's business experience and background, and a signed consent from the recommended nominee stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director. The committee will consider candidates recommended by stockholders on the same basis as candidates from other sources. The committee may retain outside consultants to assist in identifying suitable director candidates. Stockholders may send their written recommendations with the required documentation to our executive offices at 4C Cedar Brook Drive, Cranbury, NJ 08512, Attention: Secretary, no later than the deadline for stockholder proposals to be included in the proxy statement as specified under "Stockholder Proposals for Next Annual Meeting" on page 39.

DIRECTOR INDEPENDENCE

         The board of directors has determined that all of the directors and nominees except for Dr. Spana (our chief executive officer and president) are independent directors, as defined in Section 803 of the Company Guide of the Exchange, on which our common stock is listed.

THE BOARD AND ITS COMMITTEES

         Committees and meetings. The board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the fiscal year ended June 30, 2008, the board met six times, the Audit Committee met five times, the Compensation Committee met three times and the Nominating and Corporate Governance Committee met once. Each director has attended at least 75% of the total number of meetings of the board and committees of the board on which he served. With the exception of Drs. Prendergast and Spana, the directors did not attend the 2007 annual meeting of stockholders.

PROXY STATEMENT, PAGE 26

         Audit Committee. The Audit Committee reviews the engagement of the independent registered public accounting firm and reviews the independence of the independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent registered public accounting firm and the adequacy of our internal control procedures. The Audit Committee is currently composed of three non-employee directors, Mr. deVeer, Dr. Horovitz and Dr. Taber. The board has determined that the members of the Audit Committee are independent, as defined in Section 803 of the Company Guide of the Exchange, and satisfy the requirements of the Exchange as to financial literacy and expertise. The board has determined that at least one member of the committee, Mr. deVeer, is an Audit Committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are set forth in a written charter adopted by the board, a copy of which is available on our web site at www.palatin.com. The report of the Audit Committee appears under Item Two above.

         Compensation Committee. The Compensation Committee reviews and recommends to the board on an annual basis employment agreements and compensation for our officers, directors and some employees, and administers our 2005 Stock Plan and the options still outstanding which were granted under previous stock option plans. The Compensation Committee is composed of Mr. deVeer, Dr. Horovitz, Dr. Taber and Dr. De Souza. The report of the Compensation Committee appears below, in our discussion of executive compensation.

         The Compensation Committee does not have a written charter. The committee administers our 2005 Stock Plan, under which it may delegate to an officer its authority to grant stock options and rights to officers and employees in accordance with Delaware law, except that it cannot authorize an officer to make grants to himself. Our chief financial officer and our Director of Human Resources and Administration support the committee in its work by gathering, analyzing and presenting data on Palatin's compensation arrangements and compensation in the marketplace.

         Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the board in recommending nominees as described above, and in determining the composition of committees. It also reviews, assesses and makes recommendations to the board concerning policies and guidelines for corporate governance, including relationships of the board, the stockholders and management in determining Palatin's direction and performance. The responsibilities of the Nominating and Corporate Governance Committee are set forth in a written charter adopted by the board, a copy of which is available on our web site at www.palatin.com. The Nominating and Corporate Governance Committee is composed of Mr. deVeer, Dr. Horovitz and Dr. De Souza, each of whom meets the independence requirements currently established by the Exchange.

         Duration of office. Unless a director resigns, all directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Directors serve as members of committees as the board determines from time to time.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

         Generally, stockholders who have questions or concerns should contact Stephen T. Wills, Secretary, Palatin Technologies, Inc., 4C Cedar Brook Drive, Cranbury, NJ 08512. However, any stockholder who wishes to address questions regarding our business directly to the board of directors, or any individual director, can direct questions to the board or a director by regular mail to the Secretary at the address above or by e-mail to boardofdirectors@palatin.com. You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a shareholder, customer, supplier, or other interested party.

PROXY STATEMENT, PAGE 27

         Communications are distributed to the board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication, unless the Secretary determines that the communication is unrelated to the duties and responsibilities of the board, such as product inquiries, resumes, advertisements or other promotional material. Communications that are unduly hostile, threatening, illegal or similarly unsuitable will also not be distributed to the board or any director. All communications excluded from distribution will re retained and made available to any non-management director upon request.

CODE OF CORPORATE CONDUCT AND ETHICS

         We have adopted a code of corporate conduct and ethics that applies to all of our directors, officers and employees, including our chief executive officer and chief financial officer. You can view the code of corporate conduct and ethics at our website, www.palatin.com. We will disclose any amendments to, or waivers from, provisions of the code of corporate conduct and ethics that apply to our directors, principal executive and financial officers in a current report on Form 8-K, unless the rules of the Exchange permit website posting of any such amendments or waivers.

DIRECTOR COMPENSATION

         Non-employee directors' option grants. Non-employee directors receive an annual option grant on the first day of each fiscal year. On July 1, 2007, the first day of our last completed fiscal year, the chairman of the board received an option to purchase 40,000 shares of common stock and each other non-employee director received an option to purchase 20,000 shares of common stock. All of these options have an exercise price of $1.98 per share, the closing price of our common stock on June 29, 2007, the last business day preceding the date of grant, vested in twelve monthly installments that began July 31, 2007, and expire ten years from the date of grant.

         The amount of the annual option grant may vary from year to year and has increased for the current fiscal year. On July 1, 2008, the first day of the current fiscal year, the chairman of the board received an option to purchase 75,000 shares of common stock and each other non- employee director received an option to purchase 40,000 shares of common stock. All of these options have an exercise price of $0.18 per share, the closing price of our common stock on the date of grant, vest in twelve monthly installments that began July 31, 2008, expire ten years from the date of grant and provide for accelerated vesting in the event of involuntarily termination as a director following a change in control, with exercise permitted following accelerated vesting for up to the earlier of one year after termination or the expiration date of the option.

         In addition to the annual option grant, on July 1, 2008 the chairman of the board received an option to purchase 250,000 shares of common stock and each other non-employee director received an option to purchase 150,000 shares of common stock. All of these options have an exercise price $0.18 per share, the closing price of our common stock on the date of grant, vest in four annual installments on the anniversary of the date of grant, expire ten years from the date of grant and provide for accelerated vesting in the event of involuntarily termination as a director following a change in control, with exercise permitted following accelerated vesting for up to the earlier of one year after termination or the expiration date of the option.

PROXY STATEMENT, PAGE 28

         Non-employee directors' cash compensation. Dr. Prendergast serves as chairman of the board and receives an annual retainer of $60,000, payable quarterly. Other non-employee directors receive an annual retainer of $30,000, payable on a quarterly basis, with the Audit Committee chairperson and Compensation Committee chairperson receiving an additional $4,000 and $2,000, respectively, payable on a quarterly basis.

         Non-employee directors' expenses. Non-employee directors are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the board and any committees on which they serve.

         Employee directors. Employee directors are not separately compensated for services as directors, but are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the board and any committees on which they serve.

         Director compensation table. The following table sets forth the compensation we paid to all directors during the fiscal year ended June 30, 2008, except for Dr. Spana, whose compensation is set forth under Executive Compensation below. He did not receive any separate compensation for his services as a director.

Director Compensation in Fiscal Year Ended June 30, 2008

Name	Fees earned or paid in cash ($)	Option awards ($) (1) (2)	Total ($)

John K.A. Prendergast, Ph.D	60,000	62,566	122,566
Perry B. Molinoff, M.D	30,000	31,283	61,283
Robert K. deVeer, Jr	34,000	31,283	65,283
Zola P. Horovitz, Ph.D	30,000	31,283	61,283
Robert I. Taber, Ph.D	32,000	31,283	63,283
Errol De Souza, Ph.D	30,000	31,283	61,283
J. Stanley Hull _______________________	30,000	31,283	61,283

(1) Amounts in this column represent compensation expense we recognized in the fiscal year ended June 30, 2008 under SFAS 123R. For a description of the assumptions we used to calculate these amounts, see note 9 to the consolidated financial statements in our annual report on Form 10-K for the fiscal year ended June 30, 2008. The option award expense recorded in fiscal 2008 for each director is the grant date fair value of each option award.

PROXY STATEMENT, PAGE 29

(2) The aggregate number of shares underlying option awards outstanding at June 30, 2008 for each director was:

Dr. Prendergast	527,667
Dr. Molinoff	334,583
Mr. deVeer	274,440
Dr. Horovitz	165,000
Dr. Taber	160,000
Dr. De Souza	118,750
Mr. Hull	76,667

EXECUTIVE OFFICERS

Name	Age	Position with Palatin
Carl Spana, Ph.D	46	President, chief executive officer, and director
Stephen T. Wills, MST, CPA	52	executive vice president - operations and chief financial officer, secretary and treasurer
Trevor Hallam, Ph.D	50	Executive vice president - research and development

         Executive officers are appointed by the board and serve at the discretion of the board. Each executive officer holds office under an employment agreement.

         Additional information about Dr. Spana is included under Item One: Election of Directors.

         STEPHEN T. WILLS, MST, CPA, has been vice president, secretary, treasurer and chief financial officer since 1997 and has been executive vice president of operations since 2005. From July 1997 to August 2000, Mr. Wills was also a vice president and the chief financial officer of Derma Sciences, Inc., a publicly-held company which provides wound and skin care products, and currently serves as lead director of Derma. Mr. Wills is also a director of U.S. Helicopter Corp., a publicly-held company. From 1991 to August 2000, he was the president and chief operating officer of Golomb, Wills & Company, P.C., a public accounting firm. Mr. Wills, a certified public accountant, received his B.S. in accounting from West Chester University, and an M.S. in taxation from Temple University.

         TREVOR HALLAM, Ph.D., has been executive vice president of research and development since May 2005. From 1996 to 2005, Dr. Hallam held senior management positions within AstraZeneca R&D, including vice president of biologics based out of the UK, vice president of respiratory and inflammation research based in Sweden and vice president of medical affairs within the US. From 1985 to 1995, Dr. Hallam served in senior management positions within Smith Kline and French Research, Glaxo Group Research and Roche Research. Dr. Hallam joined the pharmaceutical industry after a postdoctoral fellowship at the Physiological Laboratory, University of Cambridge, UK. He earned his Ph.D. in biochemistry from the University of London and his B.Sc. from the University of Leeds.

PROXY STATEMENT, PAGE 30

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation earned by or paid to our principal executive officer, principal financial officer and our one other executive officer (our named executive officers) for our fiscal years ended June 30, 2008 and 2007. We have no non-equity incentive plan, no defined benefit or actuarial pension plan, and no deferred compensation plan.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock awards (2) ($)	Option awards (2) ($)	All other compen- sation (3) ($)	Total ($)

Carl Spana, Ph.D.,	2008	390,000	0	281,750	66,013	5,688	743,451
chief executive
officer and president	2007	370,000	60,000	193,594	48,836	3,238	675,668

Stephen T. Wills,	2008	321,000	0	217,000	52,811	14,700	605,511
MST, CPA, chief
financial officer and	2007	305,000	42,500	154,875	33,467	6,900	542,742
executive vice
president of
operations

Trevor Hallam, Ph.D.,	2008	321,000	0	217,000	52,811	14,700	605,511
executive vice
president of research	2007	305,000	42,500	154,875	33,467	7,050	542,892
and development

(1)	Bonus amounts earned in fiscal 2007 were paid in July 2007, after the end of the fiscal year. There were no bonuses awarded to any of our executive officers for fiscal 2008.

(2)	Amounts in these columns represent compensation expense which we recognized in the fiscal year shown. For a description of the assumptions we used to calculate these amounts, see note 9 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 30, 2008.

(3)	Consists of matching contributions to 401(k) plan accounts.

EMPLOYMENT AGREEMENTS

         On June 5, 2007, we entered into employment agreements with Dr. Spana, Mr. Wills and Dr. Hallam, which continue through June 30, 2010 unless terminated earlier. Under these agreements, Dr. Spana is serving as chief executive officer and president at a current salary of $390,000 per year; Mr. Wills is serving as executive vice president of operations and chief financial officer at a current salary of $321,000 per year; and Dr. Hallam is serving as executive vice president of research and development at a current salary of $321,000 per year. Each agreement also provides for:

PROXY STATEMENT, PAGE 31

•	annual discretionary bonus compensation, in an amount to be decided by the Compensation Committee and approved by the board, based on achievement of yearly objectives; and

•	participation in all benefit programs that we establish, to the extent the executive's position, tenure, salary, age, health and other qualifications make him eligible to participate.

The Compensation Committee determined not to award any discretionary bonuses to our named executive officers for fiscal 2008, based on events transpiring during fiscal 2008, including discontinuation of development of bremelanotide for sexual dysfunction, termination of the Collaborative Development and Marketing Agreement between Palatin and King Pharmaceuticals, Inc. and the decrease in our common stock price.

         Each agreement allows us or the executive to terminate the agreement upon written notice, and contains other provisions for termination by us for "cause," or by the employee for "good reason" or due to a "change in control" (as these terms are defined in the employment agreements and set forth below). Early termination may, in some circumstances, result in severance pay at the salary then in effect, plus continuation of medical and dental benefits then in effect for a period of two years (Dr. Spana) or 18 months (Mr. Wills and Dr. Hallam). Arrangements with our named executive officers in connection with a termination following a change in control are described below. Each agreement includes non-competition, non- solicitation and confidentiality covenants.

AMENDMENT OF RESTRICTED STOCK UNITS

         In October 2006, we granted restricted stock units to our named executive officers for an aggregate of 975,000 shares of common stock. Under the original vesting conditions, 325,000 shares vested if the quoted market price of our common stock was $4.00 or more for 20 consecutive trading days, an additional 325,000 shares vested if the quoted market price of our common stock was $6.00 or more for 20 consecutive trading days and the remaining 325,000 shares vested if the quoted market price of our common stock was $8.00 or more for 20 consecutive trading days. On March 26, 2008, the Compensation Committee revised the vesting conditions of the restricted stock units to provide more appropriate vesting incentives based on our condition at that time. Under the revised conditions, the 375,000 restricted stock units granted to Dr. Spana and the 300,000 restricted stock units granted to each of Mr. Wills and Dr. Hallam will vest on March 26, 2010, provided that the executive remains employed by us through such date, subject to earlier vesting in the event of a change in control or termination of employment other than a voluntary termination or termination for cause. The restricted stock units also require that each executive retain ownership of at least 33% of the vested stock for the duration of the executive's employment with us unless there is a change in control or for hardship as determined by the board of directors.

STOCK OPTION GRANTS

         In connection with the grant of the restricted stock units to our named executive officers in October 2006, we determined at such time that the named executive officers would not receive any further stock options or stock awards during the remainder of fiscal year 2007 or the next three fiscal years thereafter, subject, however, to annual review by the Compensation Committee, which is authorized to make additional grants if warranted based on market conditions, our common stock price, the need to retain our executive officers, and the interests of our stockholders. In 2008, the Compensation Committee determined that additional stock option grants were necessary in order to motivate and retain our named executive officers, and on March 26, 2008, Dr. Spana, Mr. Wills, and Dr. Hallam were granted options to purchase 375,000, 300,000 and 300,000 shares of common stock, respectively. Twenty-five percent of the shares underlying each option were granted at an exercise price in excess of the fair market value on the date of grant in order to incentivize the executive to improve our financial condition.

PROXY STATEMENT, PAGE 32

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

         The following table summarizes all of the outstanding equity awards granted to our named executive officers as of June 30, 2008, the end of our fiscal year.

		Number of	Number of
		securities	securities			Number	Market value
	Option or	underlying	underlying			of shares or	of shares or
	stock	unexercised	unexercised	Option		units of stock	units of stock
	award	options	options	exercise	Option	that have not	that have not
	grant	(#)	(#)	price	expiration	vested	vested
Name	date	exercisable	unexercisable	($)	date	(#)	($) (3)

Carl Spana	09/11/98	50,000	0	2.50	09/11/08
	12/31/98	50,000	0	4.125	12/31/08
	07/08/99	75,000	0	4.875	07/08/09
	10/05/99	150,000	0	3.0625	10/05/09
	08/01/00	140,000	0	5.125	08/01/10
	10/01/01	100,000	0	3.19	10/01/11
	12/11/02	100,000	0	2.00	12/11/12
	07/16/03	100,000	0	3.24	07/16/13
	07/01/05	37,500	37,500	3.75	07/01/15
	07/01/05	62,250	20,750	1.75	07/01/15
	10/06/06	31,250	93,750	2.49	10/06/16
	10/06/06					375,000	71,250
	03/26/08	0	281,250	0.28	03/26/18
	03/26/08	0	46,875	0.50	03/26/18
	03/26/08	0	46,875	0.66	03/26/18

Stephen T. Wills	09/11/98	50,000	0	2.50	09/11/08
	12/31/98	50,000	0	4.125	12/31/08
	07/08/99	50,000	0	4.875	07/08/09
	10/05/99	150,000	0	3.0625	10/05/09
	08/01/00	65,000	0	5.125	08/01/10
	10/01/01	70,000	0	3.19	10/01/11
	12/11/02	80,000	0	2.00	12/11/12
	07/16/03	80,000	0	3.24	07/16/13

PROXY STATEMENT, PAGE 34

		Number of	Number of
		securities	securities			Number	Market value
	Option or	underlying	underlying			of shares or	of shares or
	stock	unexercised	unexercised	Option		units of stock	units of stock
	award	options	options	exercise	Option	that have not	that have not
	grant	(#)	(#)	price	expiration	vested	vested
Name	date	exercisable	unexercisable	($)	date	(#)	($) (3)

	07/01/05	25,000	25,000	3.75	07/01/15
	07/01/05	54,750	18,250	1.75	07/01/15
	10/06/06	25,000	75,000	2.49	10/06/16
	10/06/06					300,000	57,000
	03/26/08	0	225,000	0.28	03/26/18
	03/26/08	0	37,500	0.50	03/26/18
	03/26/08	0	37,500	0.66	03/26/18

Trevor Hallam	05/09/05	350,000	0	1.99	05/09/15
	10/06/06	25,000	75,000	2.49	10/06/16
	10/06/06					300,000	57,000
	03/26/08	0	225,000	0.28	03/26/18
	03/26/08	0	37,500	0.50	03/26/18
	03/26/08	0	37,500	0.66	03/26/18

(1)	Stock option vesting schedules: all options granted before May 1, 2005 have fully vested. Options granted from May 1, 2005 on have the following vesting schedules:

Grant date:	Exercise Price:	Vesting schedule:

07/01/05	$3.75	vests over four years with 1/4 of the shares vesting per year starting on the first anniversary of the grant date

07/01/05	$1.75	vests over three years with 1/4 of the shares vesting on the grant date and 1/4 of the shares vesting each year thereafter on the anniversary of the grant

PROXY STATEMENT, PAGE 34

10/06/06	$2.49	vests over four years with 1/4 of the shares vesting per year starting on the first anniversary of the grant date

03/26/08	$0.28, $0.50 and $0.66	vests over four years with 1/4 of the shares vesting per year starting on the first anniversary of the grant date

(2)	Stock awards consist of restricted stock units which vest on March 26, 2010, provided that the named executive officer remains continuously employed by us through such date, and which provide for accelerated vesting on a "change in control" or termination of employment other than for "cause" or at the election of the named executive officers (as these terms are defined in employment agreements with the named executive officers). If the named executive officer is terminated for cause or voluntarily terminates employment, all unvested restricted stock units are immediately forfeited.

(3)	Calculated by multiplying the number of restricted stock units by $0.19, the closing market price of our common stock on June 30, 2008, the last trading day of our most recently completed fiscal year.

TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

         The employment agreements and restricted stock unit agreements with Dr. Spana, Mr. Wills and Dr. Hallam contain the following provisions concerning severance compensation and the vesting of stock options and restricted stock units upon termination of employment or upon a change in control. The executive's entitlement to severance, payment of health benefits and accelerated vesting of options is contingent on the executive executing a general release of claims against us.

         Termination without severance compensation. Regardless of whether there has been a change in control, if we terminate employment for cause or the executive terminates employment without good reason (as those terms are defined in the employment agreement and set forth below), then the executive receives only his accrued salary and vacation benefits through the date of termination. He may also elect to receive medical and dental benefits pursuant to COBRA for up to two years, but must remit the cost of coverage to us. Under the terms of our outstanding options and restricted stock units, all unvested options and restricted stock units would terminate immediately, and vested options would be exercisable for three months after termination.

         Severance compensation without a change in control. If we terminate or fail to extend the employment agreement without cause, or the executive terminates employment with good reason, then the executive will receive as severance pay his salary then in effect, paid on our regular pay schedule, plus medical and dental benefits at our expense, for a period of two years (Dr. Spana) or 18 months (Mr. Wills and Dr. Hallam) after the termination date. All unvested options would immediately vest and be exercisable for two years after the termination date. All unvested restricted stock units would terminate immediately.

         Severance compensation after a change in control. If, within one year after a change in control, we terminate employment or the executive terminates employment with good reason, then the executive will receive as severance pay 200% (Dr. Spana) or 150% (Mr. Wills and Dr. Hallam) of his salary then in effect, paid in a lump sum, plus medical and dental benefits at our expense, for a period of two years (Dr. Spana) or 18 months (Mr. Wills and Dr. Hallam) after the termination date. We would also reimburse the executive for up to $25,000 in fees and expenses during the six months following termination, for locating employment. We would also reimburse the executive for any excise tax he might incur on "excess parachute payments" (as defined in Section 280G(b) of the Internal Revenue Code). All unvested options would immediately vest and be exercisable for two years after the termination date. All unvested restricted stock units will vest upon a change in control, without regard to whether the executive's employment is terminated.

PROXY STATEMENT, PAGE 35

         Option vesting upon a change in control. A change in control by itself does not change compensation or benefits while the employment agreement remains in effect. However, if any options are to be terminated in connection with a change in control, those options will vest in full immediately before the change in control.

         Definitions. Under the employment agreements, a "change in control," "cause" and "good reason" are defined as follows:

         A "change in control" occurs when:

(a)	some person or entity acquires more than 50% of the voting power of our outstanding securities;

(b)	the individuals who, during any twelve month period, constitute our board of directors cease to constitute at least a majority of the board of directors;

(c)	we enter into a merger or consolidation; or

(d)	we sell substantially all our assets.

         The term "cause" means:

(a)	the occurrence of (i) the executive's material breach of, or habitual neglect or failure to perform the material duties which he is required to perform under, the terms of his employment agreement; (ii) the executive's material failure to follow the reasonable directives or policies established by or at the direction of our board of directors; or (iii) the executive's engaging in conduct that is materially detrimental to our interests such that we sustain a material loss or injury as a result thereof, provided that the breach or failure of performance is not cured, to the extent cure is possible, within ten days of the delivery to the executive of written notice thereof;

(b)	the willful breach by the executive of his obligations to us with respect to confidentiality, invention and non-disclosure, non-competition or non-solicitation; or

(c)	the conviction of the executive of, or the entry of a pleading of guilty or nolo contendere by the executive to, any crime involving moral turpitude or any felony.

         The term "good reason" means the occurrence of any of the following, with our failure to cure such circumstances within 30 days of the delivery to us of written notice by the executive of such circumstances:

(a)	any material adverse change in the executive's duties, authority or responsibilities, which causes the executive's position with us to become of significantly less responsibility, or assignment of duties and responsibilities inconsistent with the executive's position;

PROXY STATEMENT, PAGE 36

(b)	a material reduction in the executive's salary;

(c)	our failure to continue in effect any material compensation or benefit plan in which the executive participates, unless an equitable arrangement has been made with respect to such plan, or our failure to continue the executive's participation therein (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the executive's participation relative to other participants;

(d)	our failure to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of the company's health and welfare insurance, retirement and other fringe-benefit plans insurance, the taking of any action by us which would directly or indirectly materially reduce any of such benefits, or our failure to provide the executive with the number of paid vacation days to which he is entitled; or

(e)	the relocation of the executive to a location which is a material distance from Cranbury, New Jersey.

STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The rules of the SEC require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors and officers. To the best of our knowledge, all of the filings for our directors and officers were made on a timely basis in the fiscal year ended June 30, 2008.

BENEFICIAL OWNERSHIP OF MANAGEMENT AND OTHERS

         Beneficial ownership tables. The tables below show the beneficial stock ownership and voting power, as of March 26, 2009, of:

•	each director, each of the named executive officers, and all current directors and officers as a group; and

•	all persons who, to our knowledge, beneficially own more than five percent of the common stock or Series A preferred stock.

"Beneficial ownership" here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after March 26, 2009. See the footnotes for more detailed explanations of the holdings. To our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed.

PROXY STATEMENT, PAGE 37

         The common stock has one vote per share and the Series A preferred stock has approximately 39.84 votes per share. Voting power is calculated on the basis of the aggregate of common stock and Series A preferred stock outstanding as of March 26, 2009, on which date 86,662,901shares of common stock and 4,997 shares of Series A preferred stock were outstanding.

         The address for all members of our management is c/o Palatin Technologies, Inc., 4C Cedar Brook Drive, Cranbury, NJ 08512. Addresses of other beneficial owners are in the table.

PROXY STATEMENT, PAGE 38

MANAGEMENT:

Class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class	Percent of total voting power

Common	Carl Spana, Ph.D.	1,003,173(1)	1.1%	*
Common	Stephen T. Wills	759,000(2)	*	*
Common	Trevor Hallam, Ph.D.	477,500(3)	*	*
Common	John K.A. Prendergast, Ph.D.	516,173(4)	*	*
Common	Perry B. Molinoff, M.D.	377,917(5)	*	*
Common	Robert K. deVeer, Jr.	292,867(6)	*	*
Common	Zola P. Horovitz, Ph.D.	203,334(7)	*	*
Common	Robert I. Taber, Ph.D.	198,334(8)	*	*
Common	Errol De Souza, Ph.D.	152,084(9)	*	*
Common	J. Stanley Hull	110,001(10)	*	*
	All current directors and executive officers as a group (ten persons)	4,090,383(11)	4.5%	*
*Less than one percent.

(1)	Includes 960,500 shares which Dr. Spana has the right to acquire under options. Does not include 625,000 shares issuable on vesting of restricted stock units.

(2)	Includes 730,500 shares which Mr. Wills has the right to acquire under options. Does not include 550,000 shares issuable on vesting of restricted stock units.

(3)	Includes 475,000 shares which Dr. Hallam has the right to acquire under options. Does not include 550,000 shares issuable on vesting of restricted stock units.

(4)	Includes 498,500 shares which Dr. Prendergast has the right to acquire under options.

(5)	Includes 367,917 shares which Dr. Molinoff has the right to acquire under options.

(6)	Includes 291,867 shares which Mr. deVeer has the right to acquire under options.

(7)	Includes 198,334 shares which Dr. Horovitz has the right to acquire under options.

(8)	Includes 193,334 shares which Dr. Taber has the right to acquire under options.

(9)	Comprised of shares which Dr. De Souza has the right to acquire under options.

(10)	Comprised of shares which Mr. Hull has the right to acquire under options.

(11)	Includes 3,978,037 shares which directors and officers have the right to acquire under options. Does not include 1,725,000 shares issuable on vesting of restricted stock units.

PROXY STATEMENT, PAGE 39

MORE THAN 5% BENEFICIAL OWNERS:

Class	Name and address of beneficial wner	Shares	Percent of class	Percent of total voting power

Common	King Pharmaceuticals, Inc. 501 Fifth Street Bristol, TN 37620	5,675,471	6.5%	6.5%
Series A Preferred	Tokenhouse PTE LTD 9 - 11 Reitergasse Zurich 8027, Switzerland	667	13.3%	*
Series A Preferred	Steven N. Ostrovsky 43 Nikki Ct. Morganville, NJ 07751	500	10.0%	*
Series A Preferred	Thomas L. Cassidy IRA Rollover 38 Canaan Close New Canaan, CT 06840	500	10.0%	*
Series A Preferred	Jonathan E. Rothschild 300 Mercer St., #28F New York, NY 10003	500	10.0%	*
Series A Preferred	103336 Canada Inc. 168 Forest Hill Rd. Toronto, Ontario, M5P2M9	300	6.0%	*
Series A Preferred	Arthur J. Nagle 19 Garden Avenue Bronxville, NY 10708	250	5.0%	*
Series A Preferred	Thomas P. and Mary E. Heiser, JTWROS 10 Ridge Road Hopkinton, MA 01748	250	5.0%	*
Series A Preferred	Carl F. Schwartz 31 West 87th St. New York, NY 10016	250	5.0%	*
Series A Preferred	Michael J. Wrubel 3650 N. 36 Avenue, #39 Hollywood, FL 33021	250	5.0%	*
Series A Preferred	Myron M. Teitelbaum, M.D. 175 Burton Lane Lawrence, NY 11559	250	5.0%	*
Series A Preferred	Laura Gold Galleries Ltd. Profit Sharing Trust Park South Gallery at Carnegie Hall 154 West 57th Street, Suite 114 New York, NY 10019-3321	250	5.0%	*

PROXY STATEMENT, PAGE 40

Class	Name of Beneficial Owner	Shares	Percent of class	Percent of voting power

Series A Preferred	Laura Gold 180 W. 58th Street New York, NY 10019	250	5.0%	*
*Less than one percent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND
DIRECTOR INDEPENDENCE

         As a condition of employment, we require all employees to disclose in writing actual or potential conflicts of interest, including related party transactions. Our code of corporate conduct and ethics, which applies to employees, officers and directors, requires that the Audit Committee review and approve related party transactions. Since July 1, 2008, there have been no transactions or proposed transactions in which we were or are to be a participant, in which any related person had or will have a direct or indirect material interest.

OTHER ITEMS OF BUSINESS

         We are not aware of any matters, other than the items of business discussed in this proxy statement, which may come before the meeting. If other items of business properly come before the meeting, the proxy holders will vote shares in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders, such proposals must be received at our executive offices, 4C Cedar Brook Drive, Cranbury, NJ 08512, not later than November 29, 2010. Proposals should be directed to the attention of the Secretary.

         For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit proxies to be voted at the discretion of the management if (a) we receive notice of the proposal before the close of business on February 14, 2010 and we advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we did not receive notice of the proposal prior to February 14, 2010.

PROXY STATEMENT, PAGE 41

AVAILABILITY OF ANNUAL REPORT

         A copy of our annual report on Form 10-K Form 10-K for the fiscal year ended June 30, 2008, as filed with the SEC, including the consolidated financial statements and schedules but excluding exhibits, is being sent with this proxy statement without charge to each person whose proxy is being solicited. It is also available free of charge upon written request to Palatin Technologies, Inc., Attn: Investor Relations, 4C Cedar Brook Drive, Cranbury, New Jersey 08512, or by calling (609) 495-2200, or at www.vfnotice.com/Palatin.

         Your cooperation in giving this matter your immediate attention and returning your proxy card or voting by telephone is greatly appreciated.

By order of the board of directors, STEPHEN T. WILLS, Secretary March 30, 2009

PROXY STATEMENT, PAGE 42

APPENDIX A: 2005 STOCK PLAN

PALATIN TECHNOLOGIES, INC.

 2005 STOCK PLAN
(as amended on December 7, 2007 and March 10, 2009)

1. DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Palatin Technologies, Inc. 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the
Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company. Code means the United States Internal
Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company's common stock, $.01 par value per share.

Company means Palatin Technologies, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the
Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-
counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-
counter market for the trading day on which Common Stock was traded on the applicable date and if such date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-
counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include
"Participant's Survivors" where the context requires.

Plan means this Palatin Technologies, Inc. 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the
Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan
-- an ISO, a Non-Qualified Option, a Stock Grant or Stock-Based Award.

Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options,
Stock Grants and Stock-Based Awards.

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3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be
15,000,000 [10,000,000], or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the
Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a
Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate's tax withholding obligation is satisfied by withholding
Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of
Directors delegates its authority to the Committee, in which case the Committee shall be the
Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which Employees, directors and consultants shall be granted Stock Rights;

c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any
Participant in any fiscal year;

d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the
Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-
plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the

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Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of
Directors may take any action under the Plan that would otherwise be the responsibility of the
Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of
Directors or the Committee may revoke any such allocation or delegation at any time.

5. ELIGIBILITY FOR PARTICIPATION. The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the
Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock
Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to
Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may
provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b. Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c. Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

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d. Option Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a
Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e. Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an
Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an
Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c. Term of Option: For Participants who own:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an
Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an
Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

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d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an
Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an
Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each
Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the
Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of
Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based
Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the
Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

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9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the
Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in
United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the
Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d)
at the discretion of the Administrator, by delivery of the grantee's personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the
Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the
Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the
Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-
assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any
Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided
(i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and
(iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such
Option including, but not limited to, pursuant to Section 409A of the Code.

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10. ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or
Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a),
(b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the
Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant,
Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the
Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section
409A of the Code.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the
Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the
Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the
Company's share register in the name of the Participant.

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12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the
Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the
Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the
Participant has exercised an Option, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate
(for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a
Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

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e. A Participant to whom an Option has been granted under the Plan who is absent from the Company or an
Affiliate because of temporary disability (any disability other than a Disability as defined in
Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the
Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the
Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the
Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the
Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

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15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent that the Option has become exercisable but has not been exercised on the date of
Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the
Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a
Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate, such Option may be exercised by the Participant's Survivors:

a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

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17. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the
Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the
Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Agreement, in the event of a termination of service
(whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all
Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

Except as otherwise provided in a Participant's Agreement, the following rules apply if the
Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

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d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of
Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such
Stock Grant through the date of Disability as would have lapsed had the Participant not become
Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the
Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such
Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a
Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

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a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

"The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration
Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933
Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a
Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock
Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other noncash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events.
The number of Shares subject to the limitation in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

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B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such
Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the
Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either
(a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i)
make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all
Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all
Company repurchase rights with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the
Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in
Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

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E. Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to
Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of
Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the Option.

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property
(including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a
Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the
Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the
Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such
Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the
Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance
Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying
Disposition (as defined in Paragraph 29) or upon the lapsing of

----------------------------------------------------------------

any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the
Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A
Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition
(including any sale or gift) of such shares before the later of (a) two years after the date the
Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30. TERMINATION OF THE PLAN.

The Plan will terminate on March 10, 2015, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company.
The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the
Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding
Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the
Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her.
With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner

----------------------------------------------------------------

which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. In addition, if the stock exchange on which the Shares are traded amends its corporate governance rules so that such rules no longer require stockholder approval of
"material amendments" of equity compensation plans, then, from and after the effective date of such an amendment to those rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii)
materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a
Participant from terminating his or her own employment, consultancy or director status or to give any
Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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APPENDIX B

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
PALATIN TECHNOLOGIES, INC.

         Palatin Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the corporation (hereinafter called the "Corporation") is Palatin Technologies, Inc.

SECOND: The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was November 21, 1986 under the name Cinedco, Inc. A Restated Certificate of Incorporation was filed on November 1, 1993 which contained a change of the name of the corporation to Interfilm, Inc. Thereafter a Certificate of Amendment was filed on July 19, 1996 which changed the name of the Corporation to Palatin Technologies, Inc., a Certificate of Amendment was filed on September 5, 1997, and a Certificate of Amendment was filed on May 4, 2005.

THIRD: That at a meeting of the Board of Directors of Palatin Technologies, Inc., resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation, as amended, of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof.

FOURTH: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

FIFTH: That the capital of the Corporation shall not be reduced under or by reason of this Certificate of Amendment.

SIXTH: That upon the effectiveness of this Certificate of Amendment, Section 1 of the Article thereof numbered "IV" of the Restated Certificate of Incorporation, as amended, is hereby amended such that, as amended, said Section 1 shall read in its entirety as follows:

Section 1. Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of capital stock to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares of capital stock which the Corporation shall have the authority to issue is 160,000,000, comprised of 150,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share.

On ______ __, 20__, at 12:01 a.m. Eastern Time (the "Effective Date"), each [ ] shares of Common Stock, par value $0.01 per share, issued and outstanding at such time shall be combined into one (1) share of Common Stock, par value $0.01 per share (the "Reverse Stock Split"). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fraction multiplied by the fair market value per share of the Common Stock as determined in a reasonable manner by the Board of Directors. Following the Effective Date, certificates representing the shares of Common Stock to be outstanding thereafter shall be exchanged for certificates now outstanding pursuant to procedures adopted by the Corporation's Board of Directors and communicated to those who are to receive new certificates.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed this ___ day of _______ 20___.

By:
Name: Stephen T. Wills Title: Executive Vice President and Chief Financial Officer

[END OF APPENDIX B]

[proxy card front]

ANNUAL MEETING OF STOCKHOLDERS OF

PALATIN TECHNOLOGIES, INC.

May 13, 2009

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER
Vote by phone until 11:59 PM Eastern Time the day before the meeting.	ACCOUNT NUMBER
MAIL- Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.vfnotice.com/Palatin.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:		2. To ratify the appointment of KPMG LLP as Palatin's independent auditors for the fiscal year ending June 30, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES ☐ Carl Spana, Ph.D. ☐ John K.A. Prendergast, Ph.D. ☐ Perry B. Molinoff, M.D. ☐ Robert K. deVeer, Jr. ☐ Zola P. Horovitz, Ph.D. ☐ Robert I. Taber, Ph.D. ☐ Errol De Souza, Ph.D. ☐ J. Stanley Hull
☐ FOR ALL NOMINEES		3. To approve the increase in shares available under the 2005 Stock Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		4. To approve an amendment to our restated certificate of incorporation which will effect a reverse stock split of our common stock, depending on a determination by Palatin's board of directors that the reverse stock split is in the best interest of Palatin and its stockholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
		5. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL EXCEPT (See instructions below)
The proxy holders will vote the shares of the undersigned stockholder as instructed above. If no choice is specified by the stockholder, the proxy holders will vote the shares FOR proposals no. 1, 2, 3, 4 and 5 and on any other matter coming before the meeting in the discretion of the proxy holders.

The undersigned revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

Please complete, sign, date and return this proxy card in the enclosed envelope. No postage is required if mailed in the United States.
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of stockholder	Date:	Signature of stockholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[proxy card front]

ANNUAL MEETING OF STOCKHOLDERS OF

PALATIN TECHNOLOGIES, INC.

May 13, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.vfnotice.com/Palatin.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:		2. To ratify the appointment of KPMG LLP as Palatin's independent auditors for the fiscal year ending June 30, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES ☐ Carl Spana, Ph.D. ☐ John K.A. Prendergast, Ph.D. ☐ Perry B. Molinoff, M.D. ☐ Robert K. deVeer, Jr. ☐ Zola P. Horovitz, Ph.D. ☐ Robert I. Taber, Ph.D. ☐ Errol De Souza, Ph.D. ☐ J. Stanley Hull
☐ FOR ALL NOMINEES		3. To approve the increase in shares available under the 2005 Stock Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		4. To approve an amendment to our restated certificate of incorporation which will effect a reverse stock split of our common stock, depending on a determination by Palatin's board of directors that the reverse stock split is in the best interest of Palatin and its stockholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
		5. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL EXCEPT (See instructions below)
The proxy holders will vote the shares of the undersigned stockholder as instructed above. If no choice is specified by the stockholder, the proxy holders will vote the shares FOR proposals no. 1, 2, 3, 4 and 5 and on any other matter coming before the meeting in the discretion of the proxy holders.

The undersigned revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

Please complete, sign, date and return this proxy card in the enclosed envelope. No postage is required if mailed in the United States.
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of stockholder	Date:	Signature of stockholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[proxy card back]

PALATIN TECHNOLOGIES, INC.

4C CEDAR BROOK DRIVE
CRANBURY, NEW JERSEY 08512

ANNUAL MEETING OF STOCKHOLDERS - MAY 13, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

        The undersigned appoints Carl Spana, Ph.D. and Stephen T. Wills (each with full power to act without the other) as proxy holders with full power of substitution, to vote all shares of common stock and Series A Convertible Preferred Stock of Palatin Technologies, Inc., a Delaware corporation, held of record by the undersigned as of March 26, 2009 at Palatin's annual meeting of stockholders to be held Wednesday, May 13, 2009 and at any postponement or adjournment of the meeting.

(Continued and to be signed on reverse side)